UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 3, 2015 (October 29, 2015)

PEOPLES BANCORP INC.
(Exact name of Registrant as specified in its charter)

Ohio	0-16772	31-0987416
(State or other jurisdiction	(Commission File	(I.R.S. Employer
of incorporation)	Number)	Identification Number)

138 Putnam Street, PO Box 738
Marietta, Ohio	45750-0738
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:	(740) 373-3155

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 CFR 240.13e-4(c))

Item 2.02     Results of Operation and Financial Condition
On October 29, 2015, management of Peoples Bancorp Inc. (“Peoples”) conducted a facilitated conference call at approximately 11:00 a.m., Eastern Standard Time, to discuss results of operations for the quarterly period ended September 30, 2015. A replay of the conference call audio will be available on Peoples’ website, www.peoplesbancorp.com, in the “Investor Relations” section for one year. A copy of the transcript of the conference call is included as Exhibit 99.1 to this Current Report on Form 8-K.
The information contained in this Item 2.02 and Exhibit 99.1 included with this Current Report on Form 8-K, is being furnished pursuant to Item 2.02 and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall such information be deemed to be incorporated by reference in any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as otherwise stated in such filing.

Item 7.01    Regulation FD Disclosure
From time-to-time between November 1, 2015 and December 31, 2015, the management team of Peoples, including the President and Chief Executive Officer, and the Executive Vice President, Chief Financial Officer and Treasurer, intend to conduct one or more meetings with investors and analysts. These individuals intend to use an investor presentation containing financial data and other information regarding Peoples to assist the investors and analysts with their understanding of the business and financial performance of Peoples. A copy of the investor presentation is included as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

On November 3, 2015, Peoples' President and Chief Executive Officer and the Executive Vice President, Chief Financial Officer and Treasurer will be meeting with investors at the 2015 KBW Mid-Atlantic 1X1 Bank Conference in Philadelphia, Pennsylvania.

The information in this Current Report on Form 8-K is being furnished under Item 7.01 and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liabilities of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01     Other Events
On November 3, 2015, Peoples issued a press release announcing that its Board of Directors has approved and adopted a share repurchase program authorizing Peoples to purchase up to $20 million of its outstanding common shares. The press release is furnished herewith as Exhibit 99.3.

Item 9.01    Financial Statements and Exhibits
a) - c)
Not applicable
d) Exhibits
See Index to Exhibits on Page 3

Safe Harbor Statement
This Current Report on Form 8-K and the investor presentation included as Exhibit 99.2 contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Exchange Act and the Private Securities Litigation Reform Act of 1995. These forward-looking statements may include discussions of the strategic plans and objectives or anticipated future performance and events of Peoples.
Peoples encourages readers of this Current Report on Form 8-K to understand forward-looking statements to be strategic objectives rather than absolute targets of future performance. Further, the information contained in this Current Report on Form 8-K and the investor presentation included as Exhibit 99.2 hereto should be read in conjunction with Peoples' Annual Report on Form 10-K for the fiscal year ended December 31, 2013 ("Peoples' 2013 Form 10-K") and and Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2015, filed with the Securities and Exchange Commission (“SEC”) and available on the SEC's website (www.sec.gov) or at Peoples' website (www.peoplesbancorp.com).
Readers are cautioned that forward-looking statements, which are not historical fact, involve risks and uncertainties, including those detailed in Peoples' 2014 Form 10-K under the section, "Risk Factors" in Part l, Item 1A and in the Second Quarter Earning Release. As such, actual results could differ materially from those contemplated by forward-looking statements made in this presentation. Management believes that the expectations in these forward-looking statements are based upon reasonable assumptions within the bounds of management's knowledge of Peoples' business and operations. Peoples disclaims any responsibility to update these forward-looking statements to reflect events or circumstances after the date of this presentation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEOPLES BANCORP INC.

Date:	November 3, 2015	By:/s/	EDWARD G. SLOANE
Edward G. Sloane

Executive Vice President, Chief Financial Officer and Treasurer

INDEX TO EXHIBITS

Exhibit Number	Description
99.1	Transcript of conference call conducted by management of Peoples Bancorp Inc. on October 29, 2015 to discuss results of operations for the quarterly period ended September 30, 2015.
99.2	3rd Quarter 2015 Investor Presentation
99.3	News Release issued by Peoples Bancorp Inc. on November 3, 2015